Note 7 - Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Prepaid Expenses And Other Current Assets [Text Block]
7.	PREPAID EXPENSES AND OTHER CURRENT ASSETS

(In Thousands)

	December 31
	2021	2020

Prepaid expenses	$712	$724
Other receivable (Note 11)	514	1,482
VAT refunds receivable	509	1
Payment in advance	269	216
Interest receivable	55	101
Other	28	24

Total	$2,087	$2,548

In the fourth quarter of 2020, the Company purchased raw materials from foundry suppliers on behalf of Big Moment Hong Kong Limited (“BMT HK”), an affiliate of Dashun Technology Limited (“Dashun”) and collected the related amounts from BMT HK accordingly. $1,132,000 and $629,000 were recorded as other receivables and other payables, respectively, as of December 31, 2020, while $287,000 and $218,000 were recorded as other receivables and other payables, respectively, as of December 31, 2021. Please refer to Note 11 for the streamline activities with Dashun.